                                                                   EXHIBIT 10.4a


                       ASPECT COMMUNICATIONS CORPORATION

                              AMENDED AND RESTATED
                        1996 EMPLOYEE STOCK OPTION PLAN


     1.  Purposes of the Plan.  The purposes of this 1996 Employee Stock Option
         --------------------
Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Awards granted hereunder shall be Nonstatutory Stock Options or Restricted Stock.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a)  "Administrator" shall mean the Board or any of its Committees
               -------------
appointed pursuant to Section 4 of the Plan.

         (b)  "Award" shall mean the grant of a Nonstatutory Stock Option or
               -----
Restricted Stock.

         (c)  "Award Agreement" shall mean the written agreement evidencing the
               ---------------
grant of an Award executed by the Company and the Grantee, including any amendments thereto.

         (d)  "Board" shall mean the Board of Directors of the Company.
               -----

         (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

         (f)  "Committee" shall mean the Committee appointed by the Board of
               ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed. The Committee members shall not be required to be Board members.

         (g)  "Common Stock" shall mean the Common Stock of the Company.
               ------------

         (h)  "Company" shall mean Aspect Communications Corporation, a
               -------
California corporation.

         (i)  "Consultant" shall mean any person who is engaged by the Company
               ----------
or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, excluding any Officers, Named Executives and Directors.

         (j)  "Continuous Status as an Employee or Consultant" shall mean the
               ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (k)  "Director" shall mean a member of the Board.
               --------

         (l)  "Employee" shall mean any person who is employed by the Company or
               --------
any Parent or Subsidiary of the Company, excluding any Officer, Named Executive and Director.

         (m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

         (n)  "Fair Market Value" shall mean, as of any date, the value of
               -----------------
Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source
                                    -----------------------
as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (o)  "Grantee" shall mean an Employee or Consultant who receives an
               -------
Award.

         (p)  "Named Executive" shall mean any individual who, on the last day
               ---------------
of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

         (q)  "Nonstatutory Stock Option" shall mean an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable option agreement. "Incentive Stock Option" shall mean an Option intended to qualify as
            ----------------------
an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable option agreement.

         (r)  "Officer" shall mean a person who is an officer of the Company
               -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------

         (t)  "Optioned Stock" shall mean the Common Stock subject to an Option.
               --------------

         (u)  "Optionee" shall mean an Employee or Consultant who receives an
               --------
Option.

         (v)  "Parent" shall mean a "parent corporation," whether now or
               ------
hereafter existing, as defined in Section 424(e) of the Code.

         (w)  "Plan" shall mean this 1996 Employee Stock Option Plan.
               ----

         (x)  "Restricted Stock" shall mean Shares issued under the Plan to the
               ----------------
Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

         (y)  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange
               ----------
Act as the same may be amended from time to time, or any successor provision.

         (z)  "Share" shall mean a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of the Plan.

         (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now
               ----------
or hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of shares which may be issued pursuant to all Awards under the Plan is 8,550,000* shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.  Administration of the Plan.
         ---------------------------

__________________________
* As adjusted to reflect the 2:1 stock split in January 1997.

         (a)  Composition of Administrator.  The Plan shall be administered by
              ----------------------------
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of nonstatutory stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"). If a Committee has been appointed pursuant to this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b)  Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, the specific duties delegated by, or limitations of authority imposed by, the Board to or on such Committee, the Administrator shall have the authority, in its discretion:

         (i)    to grant Awards under the Plan;

         (ii) to determine, upon review of relevant information and in accordance with Section 2(l) of the Plan, the fair market value of the Common Stock;

         (iii) to determine the Employees or Consultants to whom, and the time or times at which, Awards shall be granted and the number of shares to be represented by each Award;

         (iv)   to interpret the Plan;

         (v)    to approve forms of agreement for use under the Plan;

         (vi) to determine the terms and provisions of each Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Award;

         (vii) to accelerate or defer (with the consent of the Grantee) the exercise date of any Award;

         (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Administrator; and

         (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c)    Effect of Administrator's Decision.  All decisions,
                ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Grantees and any other holders of any Awards granted under the Plan.

     5.  Eligibility.
         -----------

         (a) Awards may be granted only to Employees and Consultants. An Employee or Consultant who has been granted an Award may, if he is otherwise eligible, be granted an additional Award or Awards.

         (b) Each Option shall be designated in the written option agreement as a Nonstatutory Stock Option.

         (c) The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7.  Term of Option. The term of each Nonstatutory Stock Option shall be ten
         --------------
(10) years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
         ---------------------------------
in this Plan, the maximum number of Shares which may be subject to Awards granted to any employee under this Plan for any fiscal year of the Company shall be 500,000*.

     9.  Exercise Price and Consideration.
         --------------------------------

         (a) The exercise or purchase price, if any, for an Award shall be determined by the Administrator.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares of Common Stock which (i) either have been owned by the Grantee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of such methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation Law).

___________________________
* Reflects stock splits.  See December 1996 board minutes.

     10.  Exercise of Award.
          -----------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Award
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Grantee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares, which thereafter may be available for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant.  In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding six (6) months, as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee:
              -----------------

              (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death; or

              (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     11.  Non-Transferability of Awards.  The Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, that the Administrator
                                                --------
may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 11. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator. "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

     12.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Adjustments.  Subject to any required action by the shareholders
               -----------
of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan in accordance with Section 3 of the Plan, the maximum number of shares of Common Stock for which Awards may be granted to any Employee under Section 8 of the Plan, and the price per share of Common Stock covered by each outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b) Corporate Transactions.  In the event of the proposed dissolution
              ----------------------
or liquidation of the Company, the Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and give each Grantee the right to exercise his Award as to all or any part of the Shares subject to the Award, including Shares as to which the Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Administrator shall, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the Award as to all of the Shares subject to the Award, including Shares as to which the Award would not otherwise be exercisable. If the Administrator makes an Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award will terminate upon the expiration of such period.

     13.  Time of Granting Awards.  The date of grant of an Award shall, for all
          -----------------------
purposes, be the date on which the Administrator makes the determination granting such Award. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not adversely affect Awards already granted (except to the extent contemplated by such Awards) and such Awards shall remain in full force and effect, unless mutually agreed otherwise between the Grantee and the Board (or other body then administering the Plan), which agreement must be in writing and signed by the Grantee and the Company.

     15.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.  Award Agreement.  Awards shall be evidenced by written award
          ---------------
agreements in such form as the Administrator shall approve.

     18.  Information to Grantees.  The Company shall provide to each Grantee
          -----------------------
upon request, during the period for which such Grantee has one or more Awards outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

     19.  Withholding Taxes.  As a condition to the exercise of Awards granted
          -----------------
hereunder, the Grantee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     20.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Grantees may satisfy withholding obligations as provided in this paragraph. When a Grantee incurs tax liability in connection with an Award which tax liability is subject to tax withholding under applicable tax laws, and the Grantee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Grantee may satisfy the withholding tax obligation by one or some combination of the following methods:
(a) by cash payment, or (b) out of Grantee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Grantee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to exercise, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Award that number of Shares having a fair market value equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by a Grantee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

          In the event the election to have Shares withheld is made by a Grantee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Grantee shall receive the full number of Shares with respect to which the Award is exercised but such Grantee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.